                                                                     EXHIBIT 3.2

                               STATE OF DELAWARE                PAGE 1

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MAJORCO SUB, L.P.", CHANGING ITS NAME FROM "MAJORCO SUB, L.P." TO "SPRINT SPECTRUM L.P.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF FEBRUARY, A.D. 1996, AT 9:10 O'CLOCK A.M.


                                    [SEAL]



                                /s/ Edward J. Freel
                [SEAL]          ---------------------------------------------
                                Edward J. Freel, Secretary of State

2494229   8100                  AUTHENTICATION: 7847513

960059217                       DATE: 02-29-96

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 09:10 AM 02/29/1996
                                                         960052917 - 2494229




                           CERTIFICATE OF AMENDMENT
                                    TO THE
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                               MAJORCO SUB, L.P.
                                   #2494229


        It is certified that:

        FIRST: The name of the limited partnership (hereinafter called the "partnership") is MajorCo Sub, L.P.

        SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

        The name of the limited partnership is Sprint Spectrum L.P.

        The undersigned, a general partner of the partnership, executed this Certificate of Amendment on the 28th day of February, 1996.


                SPRINT SPECTRUM HOLDING COMPANY, L.P.
                as General Partner

                By: /s/ Robert M. Neumeister, Jr.
                ----------------------------------------------
                Name & Title: Robert M. Neumeister, Jr., Chief Financial Officer
                              --------------------------

                               STATE OF DELAWARE                PAGE 1

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "MAJORCO SUB, L.P.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF MARCH, A.D. 1995, AT 9:02 O'CLOCK A.M.


                                    [SEAL]



                                /s/ Edward J. Freel
                [SEAL]          ---------------------------------------------
                                Edward J. Freel, Secretary of State

2494229   8100                  AUTHENTICATION: 7455525

950069887                       DATE: 03-29-95

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                               MAJORCO SUB, L.P.

  This Certificate of Limited Partnership of MAJORCO SUB, L.P. (the "Partnership"), dated as of the 28th day of March, 1995, is being duly executed and filed by MAJORCO, L.P., a limited partnership organized under the laws of the State of Delaware, as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S)17-101, et seq.).

  1. Name. The name of the limited partnership formed hereby is MajorCo Sub, L.P.

  2. Registered Office. The registered office of the Partnership in the State of Delaware is located at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

  3. Registered Agent. The name and address of the registered agent of the Partnership for service of process in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

  4. General Partner. The name and business address of the general partner of the Partnership is as follows:

    MajorCo, L.P.
    9221 Ward Parkway
    Suite 100
    Kansas City, Missouri 54114

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of MajorCo Sub, L.P. as of the date first above written.


                                        MAJORCO, L.P.,
                                        as General Partner

                                        By:  Sprint Spectrum, L.P.,
                                             a General Partner

                                        By: /s/ Don A. Jensen
                                            ------------------------

                                        Title: Vice President
                                               ---------------------

                                      -2-